UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

NOWTRANSIT INC.

(Exact name of Registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or organization)	333-234487 (Commission File Number)	98-1498782 (IRS Employer I.D. No.)

2722 S West Temple

Salt Lake City, UT 84115

Phone: (385) 707-3035

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l4a- l2 under the Exchange Act (17 CFR 240. l4a- l2)

☐ Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☒

Explanatory Note

The Company filed a Current Report on Form 8-K on March 16, 2023 (the “Original 8-K”), regarding, among other things, a share exchange agreement between the Company and Best Labs, Inc., and the Company’s change in shell status. The Company did not provide Form 10 information in the Original 8-K as it intended to do. Therefore, this Amended Current Report on Form 8-K (“Amended 8-K”) is being filed to provide that Form 10 information, as the Company originally intended.

Item 1.01.         Entry into a Material Definitive Agreement

The disclosures set forth in Item 2.01 and Item 5.03 to this Current Report on Form 8-K are incorporated by reference into this Item 1.01.

Item 2.01.         Completion of Acquisition or Disposition of Assets

On February 13, 2023, Nowtransit Inc, a Nevada corporation, (the “Company”, “Nowtransit”, “us”, “we”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Best Labs, Inc., a Nevada corporation (“Best”) and all of the shareholders of Best who collectively owned 9,588,000 shares of Best common stock. The transaction was consummated on March 10, 2023 (the “Closing”). As a result of the Exchange Agreement Best became the wholly-owned subsidiary of the Company.

Upon the Closing, the Company issued the Best shareholders 34,371,100 shares of the Company’s common stock, representing approximately 85.39% of the issued and outstanding shares of the Company’s common stock following Closing, in exchange for all of the shares of Best common stock held by such Best shareholders (the “Exchange”).

FORM 10 DISCLOSURES

As disclosed elsewhere in this Amended 8-K, effective March 10, 2023, we acquired Best upon consummation of the Closing of the Exchange Agreement. Item 2.01(f) of Form 8-K provides that if a registrant was a “shell company,” as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as we were immediately preceding the Closing, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act (“Form 10”).

FORWARD-LOOKING STATEMENTS

This Amended 8-K, including the Form 10 disclosures, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our ability to locate and acquire an operating business, the status of our current acquisition opportunity and the resources and efforts we intend to dedicate to such an endeavor, our development of a viable business plan and our ability to locate sources of capital necessary to meet our business needs and objectives. All statements other than statements of historical facts contained in this Report, including statements that relate to our future financial performance, liquidity, business strategy and plans and objectives of management for future operations, are forward-looking statements. These forward-looking statements often can be identified by the use of terms such as may, will, expect, believe, anticipate, estimate, approximate, should, intend, could, potential, is likely, plan, continue, and similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs.

The results anticipated by any or all of these forward-looking statements might not occur. Important factors, uncertainties and risks that may cause actual results to differ materially from these forward-looking statements include those described in Item 1A. – Risk Factors. We undertake no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

Item 1. Business

General Information

The Company was incorporated in the State of Nevada on July 8, 2019, and has a fiscal year end of December 31st. Through March 10, 2023, we had not generated material revenues, had minimal assets and had incurred losses since inception. We were formed to engage in the online delivery business, but in connection with the reverse merger described in the following subsection, the Company terminated its plans in the online delivery business. Since the reverse merger we have experienced a change of control and business, and we now sells clinically-tested, affordably priced products to naturally battle the onslaught of bacteria and viruses through online sales and in various other distribution channels. Presently, the Company is marketing Be On-Guard Mouth Spray, Be On-Guard Nasal Spray, EZ Safer Surface Cleaner, Be On-Guard Brain Fog Support and ADHD 365 maximum strength brain support, NeuroPro Plus a patent pending combination of pharmaceutical grade methylene blue and vitamin C, TBI-365 to elevate your brain health and wellness with pharmaceutical grade methylene blue, glucine, nac and niacinamide and Metabolism+ to enhance your metabolism. We market these products through online sales and in various other distribution channels. Immediately prior to the reverse merger with Best, we were a shell company, as that term is defined by Rule 12b-2 under the Securities Exchange Act of 1934.

Reverse Merger

On February 13, 2023, Nowtransit entered into the Exchange Agreement with Best and the shareholders of Best who collectively owned 9,588,000 shares of Best common stock, or 100% of the outstanding shares of Best common stock. The transaction was consummated on March 10, 2023 (the “Closing”).

Upon the Closing, the Company issued the Best shareholders 34,371,100 shares of the Company’s common stock, representing approximately 85.39% of the shares of the Company’s common stock in exchange for all of the outstanding shares of Best common stock. The transaction was accounted for as a reserve merger. Best was the accounting acquirer and Nowtransit the accounting acquiree. As such, and after the reverse merger, the consolidated financial statements filed with the SEC are the historical financial statements of Best with retroactive adjustments to reflect the equity of Nowtransit. Since Nowtransit was the legal acquirer, the resulting financial statements are in the name of Nowtransit.

Competition

The market for products aimed at improving mitochondrial health and methylene blue-based supplements is diverse, encompassing a range of companies from supplement manufacturers to biotechnology firms. Here are some notable competitors in these areas:

In the area of Mitochondria Health competition includes: (i) Elysium Health, a supplement company, which focuses on cellular health and NAD+ boosting with their supplement Basis; (ii) Tru Niagen (Chroma Dex) a supplement company, which focuses on NAD+ boosting and cellular energy with their supplement Tru Niagen; and (iii) Mitobridge (Astellas Pharma) a research phase company, focusing on Mitochondrial dysfunction and aging, their products will include Mitochondria targeted therapies.

In the Area of Methylene Blue supplements these companies each have Methyline Blue type products that compete with our products: (i) Prohealth Longevity; (ii) Troscriptions; and (iii) Mercola Health Resources.

Other Biotechnology Firms that compete with our Company include: (i) Stealth Bio Therapeutics, which focuses on mitochondrial diseases and age-related conditions with their product Elamipritide, a mitochondria-targeting peptide; (ii) Meuronol, which focuses on Neurological and mitochondrial health with their product Neuronol; and (iii) Retrotope which focuses on neurodegenerative diseases and mitochondrial protection with their product RT001.

These companies represent a broad spectrum of approaches to enhancing mitochondrial function and utilizing methylene blue, ranging from dietary supplements to advanced biotechnology therapies.

Sources of Materials and Names of Principal Suppliers

Ageless Holdings LLC is our supply chain manager and delivers us finished product that has been made under GMP conditions. Our CEO, Darren Lopez is also the managing member of Ageless Holdings, LLC.

Some Suppliers Ageless Holdings LLC uses for our products include: (i) Ebottles; (ii) Makestickers; (iii) Uline; and (iv) Industrial Container.

Intellectual Property

The Company holds the U.S. Provisional Patent Application No. 63/560,474

For: METHYLTHIONINIUM SALT-CONTAINING

COMPOSITIONS AND METHODS

TNW Ref: 4875-001.PROV

Working with our legal counsel for intellectual property we plan to do the following:

File the US application by years end to start examination process. We are looking to file the PCT application next March to reduce immediate costs. Afterward, we plan to make application to other countries as we expand our business.

Government Approvals

In the United States, dietary supplements are regulated primarily by the Food and Drug Administration (FDA) and, to some extent, by the Federal Trade Commission (FTC). The approval process and regulatory requirements for dietary supplements differ significantly from those for pharmaceuticals. Here is an overview of the key government approvals and regulations needed for dietary supplements:

Dietary Supplement Health and Education Act (DSHEA) of 1994: The DSHEA is the primary law that governs dietary supplements in the United States. Under DSHEA, dietary supplements are regulated as a category of food and not drugs. This means that dietary supplements do not need FDA approval before they are marketed. However, manufacturers must ensure their products are safe and that any claims made are truthful and not misleading.

FDA Notifications for New Dietary Ingredients (NDI): If a dietary supplement contains a new dietary ingredient (an ingredient not marketed in the U.S. before October 15, 1994), the manufacturer must notify the FDA 75 days before marketing the product. The notification must include information on the safety of the new ingredient, demonstrating that it is reasonably expected to be safe when used as directed.

Current Good Manufacturing Practices (cGMPs): The FDA has established cGMP regulations specifically for dietary supplements (21 CFR Part 111) to ensure their identity, purity, quality, strength, and composition. Manufacturers, packers, and distributors of dietary supplements must adhere to these practices, which include requirements for the design and construction of physical plants, record-keeping, quality control procedures, and testing of raw materials and finished products.

Labeling Requirements: The FDA regulates the labeling of dietary supplements under the Federal Food, Drug, and Cosmetic Act of 1938 (FD&C Act). Under this act dietary labels must include: (i) the name of the dietary supplement; (ii) a list of ingredients; (iii) the amount of each ingredient; (iv) the net quantity of contents; (v) the name and place of business of the manufacturer, packer, or distributor; (vi) a supplement facts panel; and (vii) any required cautionary statements.

Claims and Disclaimers: The FDA and FTC regulate claims made about dietary supplements. Health claims must be pre-approved by the FDA based on significant scientific agreement. For structure/function claims, manufacturers must notify the FDA within 30 days of marketing a product with such a claim, and the claim must be accompanied by a disclaimer stating that the FDA has not evaluated the claim and that the product is not intended to diagnose, treat, cure, or prevent any disease. Nutrient content claims must meet FDA definitions and requirements.

Adverse Event Reporting: The Dietary Supplement and Nonprescription Drug Consumer Protection Act requires manufacturers, packers, and distributors to report serious adverse events to the FDA. If a consumer experiences a serious adverse event related to the use of a dietary supplement, the company must report this to the FDA within 15 days.

Inspections and Compliance: The FDA conducts inspections of dietary supplement manufacturing facilities to ensure compliance with cGMPs and other regulatory requirements. Non-compliance can result in warning letters, product seizures, injunctions, and criminal prosecution.

International Regulations: If a dietary supplement is to be marketed internationally, it must comply with the regulations of the respective countries, which may vary significantly from U.S. regulations. Companies must be aware of and comply with international standards and regulatory requirements, which can include additional testing, labeling, and approval processes.

Key Agencies Involved include: the Food and Drug Administration (FDA) which regulates the manufacturing, labeling, and safety of dietary supplements and the Federal Trade Commission (FTC) which regulates the advertising of dietary supplements to ensure that claims are truthful and not misleading.

Understanding and complying with these regulations and requirements is crucial for dietary supplement companies to legally market their products and avoid legal issues.

Government Regulations

As discussed above, the FDA regulates dietary supplements under the DSHEA. Methylene blue is primarily approved by the FDA as a prescription drug for specific medical conditions, such as methemoglobinemia. If marketed as a dietary supplement, the manufacturer must ensure that methylene blue is safe for consumption and properly labeled. The FDA can take action against any adulterated or misbranded supplements, including those with methylene blue, if they pose a risk to consumers or make unsupported health claims.

Supplements must be labeled with the product name, the term "dietary supplement," the net quantity of contents, the manufacturer’s, packer’s, or distributor’s name and place of business, a complete list of ingredients, and nutrition labeling in the form of a Supplement Facts panel.

Environmental Laws

Environmental laws affecting dietary supplements can influence various aspects of their production, distribution, and disposal. These laws ensure that the environmental impact of supplement manufacturing and distribution is minimized, protecting ecosystems and public health. Here are some key environmental regulations and laws that affect the dietary supplement industry:

The Toxic Substances Control Act of 1979 (TSCA) regulates the introduction of new or already existing chemicals into the environment or into individuals. Ingredients used in dietary supplements must comply with TSCA regulations, ensuring they do not pose unreasonable risks to health or the environment.

The Federal Insecticide, Fungicide, and Rodenticide Act (FIFRA) governs the registration, distribution, sale, and use of pesticides. The FIFRA ensures that any pesticides used in the cultivation of raw materials for supplements are regulated and safe for both the environment and for human consumption.

As part of compliance and sustainability initiatives, many dietary supplement companies voluntarily adopt sustainable practices and certifications such as: (i) USDA Organic Certification; (ii) Non-GMO Project Verification; (iii) Fair Trade Certification; and (iv) ISO Environmental Management Standards (ISO 14001)

These initiatives can help companies minimize their environmental footprint, appeal to environmentally conscious consumers, and often go beyond the requirements of existing laws

Employees

As of March 13, 2023, The Company has 0 number of employees, of which, 0 are full time employees.

Item 1A. Risk Factors

Investing in our common stock involves a high degree of risk. Investors should carefully consider the following Risk Factors before deciding whether to invest in the Company. Additional risks and uncertainties not presently known to us, or that we currently deem immaterial, may also impair our financial condition. If any of the events discussed in the Risk Factors below occur, our business, consolidated financial condition, results of operations or prospects could be materially and adversely affected. In such case, the value and marketability of our common stock could decline.

Because we have limited capital, we may need to raise additional capital in the future by issuing debt or equity securities, the terms of which may dilute our current investors and/or reduce or limit their liquidation or other rights.

We may need to secure additional funding to finance our proposed business operations. It is likely that such fundraising would require issuance of equity or dept securities. The terms of securities we issue in future capital raising transactions may be more favorable to new investors, and may include liquidation preferences, superior voting rights or the issuance of other derivative securities, which could have a further dilutive effect on or subordinate the rights of our current investors. Any additional capital raised through the sale of equity securities will likely dilute the ownership percentage of our shareholders. Additionally, any debt securities we issue would likely create a liquidation preference superior to that of our current investors and, if convertible into shares of common stock, would also pose the risk of dilution.

We may be unable to obtain necessary financing if and when required.

We have no current commitments to furnish additional funding for the Company. Our ability to obtain financing, if and when necessary, may be impaired by such factors as the capital markets (both in general and in the particular industry or industries in which we may choose to operate), our limited operating history and lack of operations, the national and global economies and the condition of the market for microcap securities. Further, economic downturns including the recession we may be entering combined with high inflation and investor uncertainties may increase our requirements for capital, particularly if such economic downturn persists for an extended period of time or after we have acquired an operating entity, and may limit or hinder our ability to obtain the funding we require. If the amount of capital we are able to raise from financing activities, together with any revenues we may generate from future operations, is not sufficient to satisfy our capital needs, we may be required to cease our operations, divest our assets at unattractive prices or obtain financing on unattractive terms. If any of the foregoing should happen, our shareholders could lose some or all of their investment.

Risks Related to Our Common Stock

Due to factors beyond our control, our stock price may be volatile.

There is currently a limited market for our common stock, and there can be no guarantee that an active market for our common stock will develop. As of December 31, 2023, there were only 38 record holders of our common stock, and trading is very limited and sporadic. Further, even if an active market for our common stock develops, it will likely be subject to significant price volatility when compared to more seasoned issuers. We expect that the price of our common stock will continue to be more volatile than more seasoned issuers for the foreseeable future. Fluctuations in the price of our common stock can be based on various factors in addition to those otherwise described in herein, including:

●	The operating performance of the business, including any failure to achieve material revenues therefrom;
●	The performance of our competitors in the marketplace;
●	The public’s reaction to our press releases, SEC filings, website content and other public announcements and information;
●	Variations in general economic conditions, including as may be caused by uncontrollable events;
●	The public disclosure of the terms of any financing we disclose in the future;
●	The number of shares of our common stock that are publicly traded in the future; and
●	Actions of our existing shareholders, including sales of common stock by our then directors and then executive officers or by significant investors.

Many of these factors are beyond our control and may decrease the market price of our common stock, regardless of our current or subsequent operating performance and financial condition. In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been instituted. A securities class action suit against us could result in substantial costs and divert our management’s time and attention, which would otherwise be used to benefit our business.

Because trading in our common stock is so limited, investors who purchase our common stock may depress the market if they sell common stock.

Our common stock is quoted on OTC Pink Market and trades in the over-the-counter market. The OTC Pink Market generally is illiquid, and most stocks traded there are of companies that are not required to file reports with the SEC under the Exchange Act. While we voluntarily file Forms 10-Q and 10-K with the SEC, we are a voluntary filer and not required to file reports with the SEC. Our common stock itself infrequently trades.

The market price of our common stock may decline if a substantial number of shares of our common stock are sold at once or in large blocks.

Presently the market for our common stock is limited. If an active market for our shares develops in the future, some or all of our shareholders may sell their shares of our common stock which may depress the market price. Further, Rule 144 will not available since we were a “shell” company, unless we become a mandatory filer and 12 months of continually filing SEC reports passes from the filing of what is called “Form 10” information. Any sale of a substantial number of these shares in the public market, or the perception that such a sale could occur, could cause the market price of our common stock to decline, which could reduce the value of the shares held by our other shareholders.

Future issuances of our common stock could dilute the interests of our existing shareholders.

We may issue additional shares of our common stock in the future. The issuance of a substantial amount of our common stock or securities convertible, exercisable or exchangeable for our common stock could substantially dilute the interests of our shareholders.

Because our common stock is subject to the “penny stock” rules, brokers cannot generally solicit the purchase of our common stock, which adversely affects its liquidity and market price.

The SEC has adopted regulations which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share, subject to specific exemptions. The market price of our common stock on the OTC Pink Market is presently less than $5.00 per share and therefore we are considered a “penny stock” company according to SEC rules. Further, we do not expect our stock price to rise above $5.00 in the foreseeable future. The “penny stock” designation requires any broker-dealer selling our securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities. These rules limit the ability of broker-dealers to solicit purchases of our common stock and therefore reduce the liquidity of the public market for our shares.

Moreover, as a result of apparent regulatory pressure from the SEC and the Financial Industry Regulatory Authority (“FINRA”), a growing number of broker-dealers decline to permit investors to purchase and sell or otherwise make it difficult to sell shares of penny stocks. The “penny stock” designation may have a depressive effect upon our common stock price.

Because of FINRA sales practice requirements which affect broker-dealers, the market price for our common stock will be adversely affected.

FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy shares of our common stock, which may limit our shareholders’ ability to buy and sell our common stock and have an adverse effect on the market for our shares. Further, due to FINRA regulation, there are a limited number of broker dealers which will handle penny stocks, which impairs the market and reduces the market price.

Due to changes to Rule 15c2-11 under the Securities Exchange Act of 1934, our common stock may become subject to limitations or reductions on stock price, liquidity or volume.

On September 28, 2021, the SEC’s amendments to Rule 15c2-11 under the Exchange Act became effective. This Rule applies to broker-dealers who quote securities listed on over-the-counter markets such as our common stock. The Rule as amended prohibits broker-dealers from publishing quotations on OTC markets for an issuer’s securities unless they are based on current publicly available information about the issuer. The amended Rule will also limit the Rule’s “piggyback” exception, which allows broker-dealers to publish quotations for a security in reliance on the quotations of a broker-dealer that initially performed the information review required by the Rule, to issuers with current publicly available information or issuers that are up-to-date in their Exchange Act reports. As of this date, we are uncertain as what actual effect the Rule may have on us.

The Rule changes could harm the liquidity and/or market price of our common stock by either preventing our shares from being quoted or driving up our costs of compliance. Because we are a voluntary filer under Section 15(d) of the Exchange Act and not a public reporting company, the practical impact of these changes is to require us to maintain a level of periodic disclosure we are not presently required to maintain, which would cause us to incur material additional expenses. Further, if we cannot or do not provide or maintain current public information about our company, our stockholders may face difficulties in selling their shares of our common stock at desired prices, quantities or times, or at all, as a result of the amendments to the Rule.

Because we may issue preferred stock without the approval of our shareholders and have other anti-takeover defenses, it may be more difficult for a third-party to acquire us and could depress our stock price.

Our Board may issue, without a vote of our shareholders, one or more series of preferred stock that have voting rights, liquidation preferences, dividend rights and other rights that are superior to those of our common stock. Any issuance of preferred stock could adversely affect the rights of holders of our common stock in that such preferred stock could have priority over the common stock with respect to voting, dividend or liquidation rights. Further, because we can issue preferred stock having voting rights per share that are greater than the equivalent of one share of our common stock, our Board could issue preferred stock to investors who support us and our management and give effective control of our business to our management. Additionally, issuance of preferred stock could block an acquisition resulting in both a drop in our stock price and a decline in interest of our common stock. This could make it more difficult for shareholders to sell their common stock and/or cause the market price of our common stock shares to drop significantly, even if our business is performing well.

Item 2. Financial Information

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Cautionary Note Regarding Forward Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our discussions and the anticipated terms of a potential reverse merger pursuant to which we would acquire an operating business, our business plan and our liquidity needs. All statements other than statements of historical facts contained in this Report, including statements regarding our future financial position, liquidity, business strategy and plans and objectives of management for future operations, are forward-looking statements. The words believe, may, estimate, continue, anticipate, intend, should, plan, could, target, potential, is likely, will, expect and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs.

The results anticipated by any or all of these forward-looking statements might not occur. Important factors, uncertainties and risks that may cause actual results to differ materially from these forward-looking statements include those described elsewhere in this Report and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, under “Item 1A. – Risk Factors.” We undertake no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

Overview

As a leadership team we are optimistic and excited about our opportunities to carve out very profitable positions in the marketplace through our patent-pending Methylene Blue products along with our additional specialty product offerings. The market opportunities we are targeting include: Dementia and Alzheimer’s disease, ADHD and ADD, long Covid, general energy, traumatic brain injury, mild cognitive decline, GLP-1 weight loss, sleep improvement, Epilepsy and seizure reduction and nasal health and allergy.

A trend that we believe is very beneficial and encouraging is the recent growing interest in mitochondria health and the role that mitochondria dysfunction plays in mental health and physical health issues. Methylene Blue and specialty natural options has emerged as valuable foundational health options on these fronts. We believe we are very well positioned and with adequate capital infusion we will be able to capitalize on multiple market opportunities.

The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate sufficient revenue and its ability to raise additional funds by way of a public or private offering.

Plan of Operation

On February 13, 2023, Nowtransit entered into the Exchange Agreement with Best and its shareholders, the closing of which occurred on March 10, 2023 (the “Closing”). Upon the Closing, the Company issued the Best shareholders 34,371,100 shares of the Company’s common stock, representing approximately 85.39% of the shares of the Company’s common stock, and Best became a wholly owned subsidiary of Nowtransit. The transaction was accounted for as a reserve merger. Best was the accounting acquirer and Nowtransit the accounting acquiree. As such, the consolidated financial statements presented are the historical financial statements of Best with retroactive adjustments to reflect the equity of Nowtransit. Since Nowtransit was the legal acquirer, the resulting financial statements are in the name of Nowtransit.

During the next 12-month period, the Company will continue to market and sell its products through online sales and in various other distribution channels. Presently, the Company is marketing Be On-Guard Mouth Spray, Be On-Guard Nasal Spray, EZ Safer Surface Cleaner, Be On-Guard Brain Fog Support and ADHD 365 maximum strength brain support, NeuroPro Plus a patent pending combination of pharmaceutical grade methylene blue and vitamin C, TBI-365 to elevate your brain health and wellness with pharmaceutical grade methylene blue, glucine, nac and niacinamide and Metabolism+ to enhance your metabolism.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

Management’s discussion and analysis and results of operations are based upon our accompanying financial statements for the year ended December 31, 2022, which have been prepared in conformity with U.S. generally accepted accounting principles, or U.S. GAAP, and which requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses, and related disclosure of contingent assets and liabilities. Note 4. Summary of Significant Accounting Policies, to the financial statements included in Part I, Item 1 of this Annual Report on Form 10-K, describes the significant accounting policies and methods used in the preparation of the Company’s financial statements. We base our estimates on historical experience and on various other assumptions that we believe are reasonable under the circumstances. These estimates are the basis for our judgments about the carrying values of assets and liabilities, which in turn may impact our reported revenue and expenses. Our actual results could differ significantly from these estimates under different assumptions or conditions.

Results Of Operations

Year Ended December 31, 2022, Compared with the Year Ended December 31, 2021

Our net loss for the year ended December 31, 2022, was $170,450, compared to a net loss of $6,133 during the year ended December 31, 2021. The Company has generated revenue of $69,343 and $0.00 during the year ended December 31, 2022 and 202, respectively. The increase in revenue is due to overall Company growth. The increase in net loss was due to an increase in general administrative expenses including professional fees in connection with the preparation of SEC reports, marketing and promotions and our completion of the reverse merger. General and administrative expenses incurred were $24,492 during the year ended December 31, 2022, compared to $6,133 during the year ended December 31, 2021.

LIQUIDITY AND CAPITAL RESOURCES

As of December 31, 2022, our total assets were $31,608, consisting of cash, accounts receivable, and inventory.

Cash Flows from Operating Activities

We have not generated positive cash flows from operating activities since inception. For the year ended December 31, 2022, net cash flows used in operating activities was $182,779, consisting of our net loss of $170,450 offset by changes in operating activities of $12,329. For the year ended December 31, 2021, net cash flows used in operating activities was $100, consisting of our net loss of $6,133 plus net changes in operating activities of $6,033.

Cash Flows from Investing Activities

We have not engaged in any investing activities.

Cash Flows from Financing Activities

For the year ended December 31, 2022, net cash flows provided by financing activities was $194,248, consisting of advances from related parties of $178,673, $150,000 of cash acquired for issuing common stock, and offset by repayments to related parties of $134,425. For the year ended December 31, 2021, we did not engage in any financing activities.

PLAN OF OPERATION AND FUNDING

The post-merger now Nowtransit management team plans to focus on gaining traction for its mental health and general wellness products. Best 365 Labs, Inc has filed for a provisional patent on its mental wellness, natural products which is an additional reason we plan to focus and grow this sector of the products.

As a leadership team we are excited about our opportunities to carve out very profitable positions in these potential marketplaces, through our patent-pending Methylene Blue products along with our additional specialty product offerings. The market opportunities we are targeting include:

1. Dementia and Alzheimer's Disease: The global market for dementia and Alzheimer's disease treatment and care is substantial, with estimates ranging from tens to hundreds of billions of dollars annually. This includes spending on medications, long-term care, home care services, assistive devices, and research efforts aimed at finding effective treatments and interventions.

2. ADHD and ADD: The market for ADHD and ADD treatment encompasses a wide range of products and services, including prescription medications, therapy services, educational resources, and dietary supplements. In the United States alone, spending on ADHD medications exceeds several billion dollars annually, with additional expenditures on other forms of treatment and support.

3. Long Covid: Long Covid is a relatively new condition, and the market size for treatments and support services is still emerging. However, healthcare spending related to Covid-19, including both acute care and long-term management of post-Covid symptoms, is substantial and continues to grow as the pandemic persists.

4. General Energy: The market for products and services aimed at boosting energy levels is vast and includes a wide range of offerings, such as energy drinks, dietary supplements, nutritional products, fitness programs, and wellness services. Globally, this market is worth billions of dollars annually and continues to expand as consumers seek ways to enhance their energy and vitality.

5. Traumatic Brain Injury (TBI): The market for TBI treatment and rehabilitation encompasses various healthcare services, medical devices, pharmaceuticals, and assistive technologies. Estimates of the economic burden of TBI vary widely, but it is recognized as a significant public health issue with substantial costs associated with medical care, long-term disability, and lost productivity.

6. Mild Cognitive Decline: The market for products and services targeting mild cognitive decline, such as cognitive training programs, dietary supplements, and brain health assessments, is growing as awareness of cognitive health issues increases. While precise market size estimates may be challenging to obtain, the demand for interventions to support cognitive function in aging populations is driving growth in this sector.

7. GLP-1 Weight Loss Market: The global market for GLP-1 agonists used for weight loss is significant and continues to expand. According to market research reports, the global GLP-1 agonists market was valued at several billion dollars in recent years, and it is projected to continue growing at a steady rate.

8. Sleep Improvement/Sleep Health: The global sleep market is substantial and continues to grow. According to various market research reports, the global sleep aids market was valued at several billion dollars in recent years, and it is projected to continue expanding at a steady rate. This growth is driven by factors such as increasing awareness of the importance of sleep for overall health and well-being, rising prevalence of sleep disorders, and the availability of a wide range of sleep products and services.

9. Epilepsy and Seizure Reduction: Epilepsy is one of the most common neurological disorders, affecting millions of people globally. According to the World Health Organization (WHO), approximately 50 million people worldwide have epilepsy, making it a significant public health concern. The high prevalence of epilepsy creates a substantial market for products and services aimed at reducing seizures and improving quality of life for individuals with epilepsy.

10. Nasal Health and Allergy: This market includes pharmaceuticals, over-the-counter medications, nasal sprays, nasal irrigation devices, allergy testing kits, allergy immunotherapy, and more. According to various market research reports, the global nasal drug delivery technology market was valued at over $50 billion in 2020 and is projected to grow significantly in the coming years. Factors driving growth include increasing prevalence of allergic rhinitis and other nasal disorders, technological advancements in drug delivery systems, growing demand for over-the-counter allergy medications, and rising awareness about nasal health.

Obstacles to carve out space in these categories include access to adequate capital to carve out the profitable market niche and segments. We believe we have a medical advisory team established; a leadership team that has innovated an initial suite of products (portions of which are patent pending) and a sales and marketing team that is already starting to gain traction.

A trend that we believe is very beneficial and encouraging is the recent growing interest in mitochondria health and the role that mitochondria dysfunction plays in mental health and physical health issues.

Methylene Blue and specialty natural options has emerged as valuable foundational health options on these fronts. We believe we are very well positioned and with adequate capital infusion we will be able to capitalize on multiple market opportunities.

To establish our position in the emerging methylene blue marketplace and the many options and market segments we have put together a very strong and diverse medical advisory team to advise, innovate/refine innovations, educate and develop protocols to promote optimal mitochondria and overall mental and physical health.

OUR SALES PLAN AND CHANNELS

The plan is to commercialize and become a market leader within the Methylene Blue along with our specialty immune, nasal and allergy support categories.

We are currently selling all six products listed above on Amazon. The plan is to continue building this sales channel. We view this as an essential sales channel, especially for credibility and market acceptance. We have also developed an online platform at http://best365labswholesale.com to facilitate clinics, doctors, chiropractors, and other wholesalers to easily order our products. We are being very selective on who we allow to private label, and it has to fit within a market category above that makes sense within our overall vision and growth. We are revising our online platform at www.Best365labs.com to better capitalize our SEO and Google ads.

With adequate capital infusion we can look at additional sales channels including traditional retail sales that require terms of 30-90 days. Currently, our wholesale clients are paying for their products in advance. We are moving forward in establishing international distribution opportunities.

We believe that the market for our patent pending methylene blue and specialty products will continue to expand and grow causing an organic and natural growth cycle to occur.

PRODUCTS

Our Pharmaceutical Grade Methylene Blue Products (Patent Pending)

NeuroPro+

NeuroPro Plus is a patent pending combination of Pharmaceutical Grade Methylene Blue and Vitamin C. Clinical data suggests the combination of nutrients in NeuroPro Plus can be helpful nutritional support for anyone suffering from brain fog and anyone that wants more focus, concentration and memory recall.

Active Daily Health Defense “ADHD” 365

Active Daily Health Defense “ADHD” 365 tablets are a patent pending combination of L-Theanine, Caffeine and Methylene Blue. Strong clinical data suggests the exact combination of nutrients in ADHD-365 can be the perfect nutritional support for anyone that suffers from ADHD as well as anyone that wants more mental energy, focus, concentration and memory recall.

Brain Fog Support

Be-OnGuard Brain Fog Support is an exclusive combination of tested nutrients only available in this formula including: Methylene Blue, Vitamin C and Mineral Oxides. Be-OnGuard Brain Fog Support improves memory. One of the clinically tested active ingredients in our formula Methylene Blue improves memory by increasing brain cell respiration. Or how the brain cell utilizes oxygen. Combined with our mineral oxide that naturally harnesses the power of oxygen, you have a formula like none other. In addition, Vitamin C acts as a powerful antioxidant.

Our Immune and General Health Products

Be-OnGuard Nasal Spray

Fast-acting against airborne agents; Naturally assists with Neutralizing allergens and airborne contaminants; Helps moisten and assists to reduce sinus inflammation for clearing nasal passages. Proven Immune Support. Developed & Tested in Conjunction with a respiratory therapist. Defend your Mouth & Throat Against Virus and Bacteria.

Be-OnGuard Mouth Spray

Be-OnGuard Mouth Spray is clinically tested against Bacteria and Viruses and can support your body’s immune system. Be-OnGuard Mouth Spray includes a clinically tested combination of an NSF 60 Mineral Oxide Water and Nano Silver that has been tested in-vitro against viruses and bacteria.

EZ Safer Air

EZ Safer Air is 100% U.S. made with FDA approved all natural, organic, allergen free and non-toxic ingredients which makes it ideal for living areas. EZ Safer Air is a clinically tested supercharged oxygenated water that is more powerful than ozonated water. Fill diffuser or humidifier with water and then add one dropper full of EZ Safer Air solution. We recommend running it by your bed at night, in your office, at home or any place you want to make safer naturally, to freshen and oxygenate the air.

Item 3. Properties

Our principal place of business is 2722 S West Temple, Salt Lake City, UT 84115. We have a verbal month-to-month rental arrangement for our office and inventory space. We pay $1,435 per month in rent for this space. We believe that these facilities are adequate for our current needs. We do not own any real estate.

Item 4. Security Ownership of Certain Beneficial Owners and Management

The following table shows the beneficial ownership of our common stock as of October 26, 2022, held by (i) each person known to us to be the beneficial owner of more than five percent (5%) of our common stock; (ii) each director; (iii) each named executive officer; and (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)	% of Shares of Common Stock Beneficially Owned
Justin Earl (2)	2,800,000	51.3%
(1)

This table is based upon information supplied by officers, directors and principal stockholders and is believed to be accurate. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options, warrants, or other conversion privileges currently exercisable or convertible, or exercisable or convertible within 60 days of the date of this table, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Where more than one person has a beneficial ownership interest in the same shares, the sharing of beneficial ownership of these shares is designated in the footnotes to this table. As of the date of this table, we had 5,461,500 common shares.

(2)	Mr. Earl is our President and sole director.

Item 5. Directors and Executive Officers

The name, address and position of our present officers and directors are set forth below:

Name and Address of Executive Officer and/or Director	Age	Position
Justin Earl – 2825 E Cottonwood Parkway, Suite 500, SLC, UT 84121	47	Director

Justin Earl has served as our President and director since April 2021. Prior to his appointment, Mr. Earl has served as President of Strategic Junction since November 2011 where he leads all company initiatives related to improving business continuity through risk management, network hardening, and redundant systems. Since November 2011, Mr. Earl has served as President of OO Marketing, a consulting firm. Prior to that role, Mr. Earl served as President of Strategic Network Solutions from January 2005 until November 2011 where he led all efforts to enhance the security posture for financial institutions through penetration testing, client education, and network hardening. Based upon his experience advising businesses, we believe that Mr. Earl is qualified to serve on our Board.

Business Experience of Executive Officers and Directors

The information below sets forth the employment background of the above persons, and any directorships held by them during the last five years in any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Justin Earl:

Justin Earl has served as our President and director since April 2021. Prior to his appointment, Mr. Earl has served as President of Strategic Junction since November 2011 where he leads all company initiatives related to improving business continuity through risk management, network hardening, and redundant systems. Since November 2011, Mr. Earl has served as President of OO Marketing, a consulting firm. Prior to that role, Mr. Earl served as President of Strategic Network Solutions from January 2005 until November 2011 where he led all efforts to enhance the security posture for financial institutions through penetration testing, client education, and network hardening. Based upon his experience advising businesses, we believe that Mr. Earl is qualified to serve on our Board

Legal Proceedings

During the past ten years there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any of the Company’s directors or executive officers and none of these persons has been involved in any judicial or administrative proceedings resulting from involvement in mail or wire fraud or fraud in connection with any business entity, any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws or regulations, or any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization.

Family Relationships

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Director Independence

We use the definition of “independence” of The Nasdaq Stock Market to make the determination of director independence. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship, which, in the opinion of the Company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under such definition, Justin Earl is considered an independent director.

Item 6. Executive Compensation

The Company has not provided any compensation to its current or prior executive officers for the fiscal years ended August 31, 2022, and August 31, 2021.

Outstanding Equity Awards at Fiscal Year End

As of August 31, 2022, none of our named executive officers held any unexercised options, stock awards that have not vested, or other equity incentive plan awards.

Director Compensation

To date, we have not paid our directors any compensation for services on our Board.

Employment Agreements

There are no current employment agreements between the Company and, its officers, or other persons.

Equity Compensation Plan Information

There are no securities authorized for issuance under equity incentive plans, stock option plans, retirement, pension, or profit-sharing plans for the benefit of our officers, directors or employees.

Item 7. Certain Relationships and Related Transactions, and Director Independence.

Related Party Transactions

During the fiscal year ended August 31, 2021, the Company received an additional $1,200 in loans from its then director to pay for the Company’s expenses. The director loan was subsequently forgiven.

On April 2, 2021, Justin Earl purchased from Ivan Homici 2,800,000 shares of common stock of the Company for a total purchase price of $28,000 (the “Change of Control”). The Change of Control was affected pursuant to a Stock Purchase Agreement dated April 2, 2021 by and among Mr. Earl as the purchaser, and Mr. Homici, the Company’s majority shareholder and sole director and officer, as the seller. Following the Change of Control, Mr. Earl owns 2,800,000 shares of common stock, which constitutes approximately 51.3% of the common stock issued and outstanding.

Subsequent to the Change of Control, Mr. Earl, the Company’s sole director and President, has paid various expenses for the Company in the aggregate amount of $2,893. On August 16, 2022, the loan from Mr. Earl in the amount of $2,893 was forgiven. The related party loan forgiveness is considered a capital transaction and is included in Additional-paid-in capital on the Company’s balance sheet. At August 31, 2022 and 2021, the amount of loans due to Mr. Earl was $0 and $2,893, respectively.

On August 31, 2021, the Company entered into a Promissory Note agreement with OO Marketing, an entity controlled by Justin Earl, in the principal amount of $7,050. This note was unsecured, bore a one-time interest charge in the amount of $450, and was payable upon demand. During the fiscal year ended August 31, 2021, the Company recorded interest expense in the amount of $450 on the OO Marketing Promissory Note. On August 16, 2022, the OO Marketing Promissory Note in the amount of $7,050 and accrued interest in the amount of $450 was forgiven. The related party note payable forgiveness is considered a capital transaction and is included in Additional-paid-in capital on the Company’s balance sheet. At August 31, 2022, the Company owes OO Marketing the amount of $0 for principal and $0 for accrued interest due under this note.

Item 8. Legal Proceedings

We are not currently a party in any legal proceeding or governmental regulatory proceeding nor are we currently aware of any pending or potential legal proceeding or governmental regulatory proceeding proposed to be initiated against us that would have a material adverse effect on us or our business.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information

Our common stock is not listed on any securities exchange; it is quoted on the OTC Pink Market under the symbol “NOTR.” Because our common stock is not listed on a securities exchange and its quotations on the OTC Pink Market are limited and sporadic, there is currently no established public trading market for our common stock.

The following table reflects the high and low closing sales information for our common stock for each fiscal quarter during the fiscal years ended August 31, 2022, and 2021. This information was obtained from the OTC Pink Market and reflects inter-dealer prices without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

	COMMON STOCK MARKET PRICE
Fiscal Year Ended August 31, 2022	HIGH	LOW
First Quarter	$3.75	$3.75
Second Quarter	$3.75	$3.75
Third Quarter	$3.75	$3.75
Fourth Quarter	$9.00	$9.00

	COMMON STOCK MARKET PRICE
Fiscal Year Ended August 31, 2021	HIGH	LOW
First Quarter	$0.02	$0.02
Second Quarter	$0.02	$0.02
Third Quarter	$0.02	$0.02
Fourth Quarter	$3.22	$3.22

Number of Holders

As of February 28, 2023, 5,461,500 shares of our common stock were issued and outstanding, which were held by 13 stockholders of record.

Stock Transfer Agent

Our stock transfer agent is Colonial Stock Transfer, 7840 S 700 E, Sandy, Utah 84070, (801) 355-5740, www.colonialstock.com.

Dividends

No cash dividends were paid on our shares of common stock during the years ended August 31, 2022 and 2021. We have not paid any cash dividends since our inception and do not foresee declaring any cash dividends on our common stock in the foreseeable future.

Securities Authorized for Issuance Under Equity Compensation Plans

We currently do not have any equity compensation plans.

Item 10. Recent Sales of Unregistered Securities

On November 22, 2022, the Company entered into a Stock Purchase Agreement with an accredited investor pursuant to which the Company sold to the purchaser 40,000 shares of the Series A at a purchase price of $1.00 per share (the “Offering”). The Company received $40,000 in gross proceeds from the Offering. Each share of the Series A is convertible into three shares of the Company’s common stock at the holder’s discretion. The offer and sale of the Series A was not registered under the Securities Act of 1933 and was exempt from registration pursuant to Section 4(a)(2) thereof and Rule 506(b) promulgated thereunder.

On November 3, 2021, the Company entered into a Stock Purchase Agreement with an accredited investor pursuant to which the Company sold to the purchaser 100,000 shares of the Company’s Series A Convertible Preferred Stock (the “Series A”) at a purchase price of $1.00 per share. The Company received $100,000 in proceeds from the transaction. Each share of the Series A is convertible into three shares of the Company’s common stock at the holder’s discretion. The offer and sale of the Series A was not registered under the Securities Act of 1933 and was exempt from registration pursuant to Section 4(a)(2) thereof and Rule 506(b) promulgated thereunder.

Item 11. Description of Registrant’s Securities to be Registered

General

Our authorized capital stock consists of 75,000,000 shares of common stock, par value $0.0001 per share and 5,000,000 shares of preferred stock, par value $0.0001 per share.

Common Stock

The following is a summary of the material rights and restrictions associated with our common stock.

The holders of our common stock currently have (i) equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Board of Directors of the Company; (ii) are entitled to share ratably in all of the assets of the Company available for distribution to holders of common stock upon liquidation, dissolution or winding up of the affairs of the Company (iii) do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights applicable thereto; and (iv) are entitled to one non-cumulative vote per share on all matters on which stock holders may vote. Please refer to the Company’s Articles of Incorporation, Amended Articles of Incorporation, Bylaws and the applicable statutes of the State of Nevada for a more complete description of the rights and liabilities of holders of the Company’s securities.

Preferred Stock

The board of directors of the Company has the ability to issue in one or more series, each of such Preferred shares. The board of directors may determine and fix the designation of and the number of shares comprising such series, and such voting powers and other powers, designations, preferences and related, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, if any, including, dividend rights, conversion rights, redemption privileges and liquidations preferences.

On October 19, 2021, the Company filed a Certificate of Amendment to its Articles of Incorporation authorizing up to 5,000,000 shares of Preferred Stock, par value $0.0001 per share, with such rights, preferences and limitations as may be set forth in resolutions adopted by the Board of Directors. On November 1, 2021, the Company filed a Certificate of Designation designating 1,000,000 shares of Preferred Stock as Series A Convertible Preferred Stock (the “Series A”). Each share of the Series A is convertible into three shares of the Company’s common stock at the holder's election, subject to a 4.99% beneficial ownership limitation which may be increased to 9.99% upon 61 days’ notice. Except as may be required by Nevada Corporations Law, the holders of Series A are not entitled to vote on any matters submitted to the stockholders of the Company. Holders of Series A are entitled to any dividend issued by the Company as proscribed in Section 6 of the Certificate of Designation of Series A Convertible Preferred Stock. Please refer to the Company’s Articles of Incorporation, Amended Articles of Incorporation, Certificate of Designation of Series A Convertible Preferred Stock, Bylaws and the applicable statutes of the State of Nevada for a more complete description of the rights and liabilities of holders of the Company’s securities.

Share Purchase Warrants

We have not issued and do not have any outstanding warrants to purchase shares of our common stock.

Options

We have not issued and do not have any outstanding options to purchase shares of our common stock.

Convertible Securities

As of March 13, 2023, the Company had issued 140,000 shares of Series A Convertible Preferred which is convertible into the Company’s common stock as described in the “Preferred Stock” section above.

Anti-Takeover Law

Nevada Revised Statutes sections 78.378 to 78.379 provide state regulation over the acquisition of a controlling interest in certain Nevada corporations unless the articles of incorporation or bylaws of the corporation provide that the provisions of these sections do not apply. Our articles of incorporation and bylaws do not state that these provisions do not apply. The statute creates a number of restrictions on the ability of a person or entity to acquire control of a Nevada company by setting down certain rules of conduct and voting restrictions in any acquisition attempt, among other things. The statute is limited to corporations that are organized in the state of Nevada and that have 200 or more stockholders, at least 100 of whom are stockholders of record and residents of the State of Nevada; and does business in the State of Nevada directly or through an affiliated corporation. Because of these conditions, the statute currently does not apply to our company.

Dividend Policy

We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Item 12. Indemnification of Directors and Officers

Our officers and directors are indemnified as provided by the Nevada Revised Statutes and our bylaws.

Under the governing Nevada statutes, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation. Our articles of incorporation do not contain any limiting language regarding director immunity from liability. Excepted from this immunity are:

●	A willful failure to deal fairly with the Company or its shareholders in connection with a matter in which the director has a material conflict of interest;
●	A violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);
●	A transaction from which the director derived an improper personal profit; and
●	Willful misconduct.

Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

●	Such indemnification is expressly required to be made by law;
●	The process was authorized by our board of directors;
●	Such indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or
●	Such indemnification is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the company, or is or was serving at the request of the Company as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefore, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under our bylaws or otherwise.

Our bylaws provide that no advance shall be made by us to an officer of the Company, except by reason of the fact that such officer is or was a director of the Company in which event this paragraph shall not apply, in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is therefore unenforceable.

Item 13. Financial Statements and Supplementary Data

The financial statements included in Item 9.01 of this Current Report on Form 8-K are incorporated by reference in this Item 13. Our audited financial statements for our fiscal years ended August 31, 2022 and 2021 were previously reported by us in our Annual Report on Form 10-K for the fiscal year ended August 31, 2022, filed with the SEC on November 1, 2022, and our unaudited financial statements for the quarter ended November 30, 2022, were previously reported by us in our Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2022, filed with the SEC on January 13, 2023, our unaudited financial statements for the quarter ended February 28, 2023, and the audited financial statements for Best labs, Inc., for the fiscal years ended December 31, 2022 and 2021, are filed as exhibits 99.1 through 99.4, respectively, herein below.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

(a) Dismissal of Independent Registered Public Accounting Firm

Spiegel Accountancy Corp, or Spiegel, served as our independent registered public accounting firm prior to completion of the Merger. On July 14, 2022, Spiegel was dismissed as our independent registered public accounting firm.

The reports of Spiegel on our consolidated financial statements for the fiscal years ended August 31, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, or other similar opinion as defined in Item 304(a)(1)(ii) of Regulation S-K (17 CFR § 229.304(a)(1)(ii) except for an explanatory paragraph regarding existence of substantial doubt about the Company’s ability to continue as a going concern in the report for the year ended August 31, 2022.

During our two most recent fiscal years and the subsequent period from January 1, 2023 to March 10, 2023, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with Spiegel on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Spiegel, would have caused it to make reference to the subject matter of the disagreement in connection with its report and (ii) no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

We provided Spiegel with a copy of the disclosures made in this Item 4.01 and requested Spiegel to furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us and, if not, stating the respects in which it does not agree. A copy of Spiegel’s letter to the SEC dated May 15, 2024, regarding these statements is filed as Exhibit 16.1 to the May 20, 2024 Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

Mac Accounting Group LLP, or Mac, served as the independent registered public accounting firm of Best 365 Labs, LLC prior to the completion of the Merger. On March 15, 2023, following the completion of the Merger, the appointment of Mac was approved as our independent registered public accounting firm.

During our two most recent fiscal years and the subsequent period from January 1, 2023 to March 10, 2023, we did not consult with Mac regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 15. Financial Statements and Supplementary Data

The financial statements included in Item 9.01 of this Current Report on Form 8-K are incorporated by reference in this Item 15. Our audited financial statements for our fiscal years ended August 31, 2022 and 2021 were previously reported by us in our Annual Report on Form 10-K for the fiscal year ended August 31, 2022, filed with the SEC on November 1, 2022, and our unaudited financial statements for the quarter ended November 30, 2022, were previously reported by us in our Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2022, filed with the SEC on January 13, 2023, our unaudited financial statements for the quarter ended February 28, 2023, and the audited financial statements for Best labs, Inc., for the fiscal years ended December 31, 2022 and 2021, are filed as exhibits 99.1 through 99.4, respectively, herein below.

******End of Form 10 Disclosure******

Item 3.02.         Unregistered Sales of Equity Securities.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. The Exchange was exempt from registration under the Securities Act of 1933 pursuant to Rule 506(b) of Regulation D promulgated thereunder as a transaction not involving a public offering.

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective at the Closing, the number of directors of the Company was fixed at three, and Darren Lopez and John Chymboryk were appointed to serve on the Board of Directors with Justin Earl. Effective upon the Closing, Justin Earl tendered his resignation as the sole officer of the Company, and Darren López was appointed as the Chief Executive Officer of the Company.

Darren López, MBA (54) has been the Chief Executive Officer of Best since October 20, 2021. Since 2005, Mr. López has been the managing member of Ageless Holdings LLC, a company dedicated to incubate products. Mr. López was not appointed pursuant to any arrangement or understanding with any person, and Mr. López does not have any family relationships with any directors or executive officers of the Company.

John Chymboryk has been the Chief Financial Officer and member of the Board of Directors of Best since October 12, 2021. Since March 2003, Mr. Chymboryk has been the owner, business consultant and Chief Financial Officer of Jec Associates LLC. There is no arrangement or understanding between Mr. Chymboryk and any other persons pursuant to which Mr. Chymboryk was selected as a director. Since the beginning of fiscal 2021 through the date hereof, there have been no transactions with the Company, and there are currently no proposed transactions with the Company in which Mr. Chymboryk had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 5.06.         Change in Shell Company Status.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K, including the Form 10 disclosure, is incorporated by reference in this Item 5.06. Furthermore, the disclosure set forth in Item 1.01 of the Current Report on Form 8-K filed on February 17, 2023, is incorporated herein by reference in this Item 5.06, as well. As a result of the Closing of the Exchange Agreement, the Company ceased being a shell company, as that term is defined by Rule 12b-2 under the Securities Exchange Act of 1934.

Item 9.01.         Financial Statements and Exhibits

(a) Financial statements of business acquired. The audited financial statements of the Company and Best Labs, Inc. required to be filed pursuant to Items 9.01(a) of Form 8-K have been filed as Exhibit 99.1 and 99.4, respectively, to this Current Report on Form 8-K.

(d) Exhibits

		Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Filed Herewith
3.1	Articles of Incorporation	S-1	333-234487	3.1	11/4/2019
3.1(b)	Amendment to Articles of Incorporation	10-K	333-234487	3.1(b)	11/26/2021
3.2	Bylaws	S-1	333-234487	3.2	11/4/2019
3.3	Certificate of Designation of Series A Convertible Preferred Stock	10-K	333-234487	3.3	11/26/2021
10.1	Form of Share Exchange Agreement dated February 13, 2023	8-K	333-234487	10.1	2/17/2023
99.1	Audited financial statements of Nowtransit Inc., for the years ending August 31, 2022, and 2021	10-K	333-324487	-	11/1/2022
99.2	Unaudited financial statements of Nowtransit Inc., for the Quarter ending November 30, 2022	10-Q	333-324487	-	1/13/2023
99.3	Unaudited financial statements of Nowtransit Inc., for the quarter ended February 28, 2023	10-Q	333-324487	-	5/17/2024
99.4	Audited financial statements of Best Labs, Inc., for the years ending December 31, 2022, and 2021					X

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOWTRANSIT INC.

/s/Darren Lopez
By: Darren Lopez	Date 6/25/2024
Its: Chief Executive Officer